EXHIBIT 10.5

AMENDMENT NO. 1

TO

SUPPLEMENT

This AMENDMENT NO. 1 TO SUPPLEMENT (this “Amendment”) is made as of September 29, 2005, by and between ENTEROMEDICS INC., a Delaware corporation (“Borrower”), and VENTURE LENDING & LEASING IV, INC., a Maryland corporation (“Lender”).

A. Borrower and Lender entered into that certain Loan and Security Agreement dated as of December 1, 2004 (the “Loan and Security Agreement”), together with a Supplement (the “Supplement”) thereto of even date therewith (sometimes referred to together as the “Loan Agreement”), pursuant to which Lender agreed to make Equipment Loans, Soft Cost Loans, Growth Capital Loans and Additional Growth Capital Loans to Borrower up to the aggregate original principal amount of $8,250,000 on the terms and conditions set forth therein.

B. Borrower has requested that Lender modify the terms of the Growth Capital Loan Commitment and the Additional Growth Capital Loan Commitment (sometimes referred to together as the “Original Commitments”). Borrower has also requested that Lender make available an additional $750,000 commitment.

C. Lender is willing to modify the terms of the Original Commitments and provide an additional $750,000 commitment on the terms and subject to the conditions set forth in this Amendment.

D. Except where the context otherwise requires, or unless this Amendment otherwise provides, all words and expressions defined in the Loan and Security Agreement and the Supplement when used or referred to in this Amendment shall have the same meaning as those provided for in the Loan and Security Agreement and the Supplement.

NOW, THEREFORE, in consideration of the mutual obligations in this Amendment, the Loan and Security Agreement and Supplement, and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Supplement

1.1 Additional Defined Terms. The following defined terms are hereby added to Part 1 of the Supplement:

“Additional Equipment Loan” means any Loan requested by Borrower and funded by Lender under the Additional Equipment Loan Commitment to finance Borrower’s acquisition or carrying of specific items of Eligible Equipment.

“Additional Soft Cost Loan” means any Loan requested by Borrower and funded by Lender under the Additional Soft Cost Loan Commitment to finance Borrower’s acquisition or carrying of Soft Costs.

“Amendment” means that certain Amendment No. 1 to Supplement dated as of September 29, 2005 between Borrower and Lender.

2.2 Amendments to Certain Defined Terms. The following definitions under Part 1 of the Supplement are hereby amended and restated in their entirety as follows

“Commitment”: Subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender commits to make::

(i) Equipment Loans to Borrower up to the aggregate original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) minus the aggregate original principal amount of the Soft Cost Loans (the “Equipment Loan Commitment”);

(ii) As a subfacility of the Equipment Loan Commitment, Soft Cost Loans to Borrower up to the aggregate original principal amount of Seventy Five Thousand Dollars ($75,000) (the “Soft Cost Loan Commitment”); provided, however, that in no event shall the aggregate original principal amount of all Soft Cost Loans and all Equipment Loans exceed Two Hundred Fifty Thousand Dollars ($250,000);

(iii) Growth Capital Loans to Borrower up to the aggregate original principal amount of Three Million Dollars ($3,000,000) (the “Growth Capital Loan Commitment”);

(iv) Additional Growth Capital Loans to Borrower up to the aggregate original principal amount of Two Million Dollars ($2,000,000) (the “Additional Growth Capital Loan Commitment”);

(v) Additional Equipment Loans to Borrower up to the aggregate original principal amount of Five Hundred Thousand Dollars ($500,000) minus the aggregate original principal amount of the Additional Soft Cost Loans (the “Additional Equipment Loan Commitment”); and

(vi) As a subfacility of the Additional Equipment Loan Commitment, Additional Soft Cost Loans to Borrower up to the aggregate original principal amount of One Hundred Fifty Thousand Dollars ($150,000) (the “Additional Soft Cost Loan Commitment”); provided, however, that in no event shall the aggregate original principal amount of all Additional Soft Cost Loans and all Additional Equipment Loans exceed Five Hundred Thousand Dollars ($500,000).

As used herein, the term “Commitment” shall mean the Equipment Loan Commitment, the Soft Cost Loan Commitment, the Growth Capital Loan Commitment, the Additional Growth Capital Loan Commitment, the Additional Equipment Loan Commitment, the Additional Soft Cost Loan Commitment or any combination of them or all of them, as the context requires. Equipment Loans, Soft Cost Loans, Growth Capital Loans, Additional Growth Capital Loans, Additional Equipment Loans and Additional Soft Cost Loans are sometimes referred to herein individually as a “Loan” or collectively as “Loans”.

“Designated Rate”: The Designated Rate means:

(i) for each Equipment Loan and each Additional Equipment Loan, a fixed rate of interest per annum equal to the Prime Rate as published on the Business Day on which Lender prepares the Note for such Equipment Loan or Additional Equipment Loan, plus two and 23/1000 percent (2.023%); provided, however, that in no event shall the Designated Rate for an Equipment Loan or an Additional Equipment Loan be less than six and 523/1000 percent (6.523%);

(ii) for each Soft Cost Loan and each Additional Soft Cost Loan, a fixed rate of interest per annum equal to the Prime Rate as published on the Business Day on which Lender prepares the Note for such Soft Cost Loan or Additional Soft Cost Loan, plus five and 46/100 percent (5.46%); provided, however, that in no event shall the Designated Rate for a Soft Cost Loan or an Additional Soft Cost Loan be less than nine and 96/100 percent (9.96%); and

(iii) for each Growth Capital Loan and each Additional Growth Capital Loan, a fixed rate of interest per annum equal to the Prime Rate as published on the Business Day on which Lender prepares the Note for such Loan, plus one and 99/100 percent (1.99%); provided, however, that in no event shall the Designated Rate for a Growth Capital Loan or an Additional Growth Capital Loan be less than six and 49/100 percent (6.49%).

“Terminal Payment”: Each Equipment Loan, each Additional Equipment Loan, each Growth Capital Loan and each Additional Growth Capital Loan shall have a Terminal Payment equal to five percent (5%) of the original principal amount of such Loan. There shall be no Terminal Payment associated with Soft Cost Loans and Additional Soft Cost Loans.

“Termination Date”: The Termination Date is the earlier of:

(i) the date Lender may terminate making Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement, or

(ii)(A) with respect to the Equipment Loan Commitment and the Soft Cost Loan Commitment, June 30, 2005;

(ii)(B) with respect to the Growth Capital Loan Commitment, September 30, 2005; provided that such date shall be extended from September 30, 2005 to March 31, 2006 with respect to up to $500,000 of the Growth Capital Loan Commitment (assuming such Growth Capital Loan Commitment has not been fully funded as of September 30, 2005); and

(ii)(C) with respect to the Additional Growth Capital Loan Commitment, the Additional Equipment Loan Commitment and the Additional Soft Cost Loan Commitment, March 31, 2006.

2.3 Amendments to Provisions of Supplement.

(a) A new Section 2(a)(i) is added to Part 2 of the Supplement, immediately after Section 2(a), as follows:

2(a)(i) Additional Equipment Loans. Subject to the terms and conditions of the Loan and Security Agreement and the Supplement, Lender agrees to make Additional Equipment Loans to Borrower from time to time from the Closing Date up to and including the Termination Date in an aggregate original principal amount up to but not exceeding the lesser of (i) the then unfunded portion of the Additional Equipment Loan Commitment, and (ii) an amount equal to 100% of the amount paid or payable by Borrower to a manufacturer, vendor or dealer who is not an Affiliate of Borrower for each item of Eligible Equipment being financed with the proceeds of such Additional Equipment Loan as shown on an invoice therefor (excluding any commissions and any portion of the amount invoiced which relates to servicing or maintenance of the Eligible Equipment, delivery, freight and installation charges or sales taxes payable upon acquisition). Notwithstanding the foregoing, no item of Eligible Equipment shall be eligible to be financed with the proceeds of an Additional Equipment Loan if such item was acquired or first placed in service by Borrower earlier than ninety (90) days prior to the Borrowing Date of such Additional Equipment Loan; provided, however, that so long as the Borrowing Date of the initial Additional Equipment Loan occurs within thirty (30) days of the Closing Date, Borrower may finance Eligible Equipment acquired or first placed in service from and after January 1, 2005, at Original Cost.

(b) Section 2(b) of Part 2 of the Supplement is hereby amended and restated in its entirety as follows:

(b) Minimum Funding Amount. Except to the extent the remaining Equipment Loan Commitment or Additional Equipment Loan Commitment is a lesser amount, any Equipment Loans or Additional Equipment Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate principal amount of Twenty Five Thousand Dollars ($25,000). Borrower shall not submit a Borrowing Request for Loans more frequently than once each calendar month, provided that a Borrowing Request may request more than one type of Loan.

(c) Section 2(c) of Part 2 of the Supplement is hereby amended and restated in its entirety as follows:

(c) Repayment of Equipment Loans and Additional Equipment Loans. Principal of and interest on each Equipment Loan and each Additional Equipment Loan shall be payable as set forth in the Note (substantially in the form of Exhibit “B”) evidencing such Loan, which Note, shall provide substantially as follows. Principal and interest at the Designated Rate shall be fully amortized over a period of 30 months in equal, monthly installments, commencing after an initial 6-month period of interest-only, monthly payments. In particular, on the Borrowing Date applicable to the Equipment Loan or Additional Equipment Loan evidenced by such Note, Borrower shall pay to Lender (i) interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Loan evidenced by such Note, for the period from such Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) a first (1st) interest only installment at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Note for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall pay interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of this Note for the ensuing month. Commencing on the first day of the seventh full calendar month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, principal and interest at the Designated Rate shall be payable, in advance, in 30 equal consecutive installments in an amount sufficient to fully amortize the Loan(s) evidenced by such Note. Borrower shall pay the Terminal Payment on the date of the last amortization payment.

(d) A new Section 3(a)(i) is added to Part 2 of the Supplement, immediately after Section 3(a), as follows:

3(a)(i) Additional Soft Cost Loans. Subject to the terms and conditions of the Loan and Security Agreement and the Supplement, Lender agrees to make Additional Soft Cost Loans to Borrower from time to time from the Closing Date up to and including the Termination Date in an aggregate original principal amount up to but not exceeding the lowest of (i) the then unfunded portion of the Additional Equipment Loan Commitment, (ii) the then unfunded portion of the Additional Soft Cost Loan Commitment and (ii) an amount equal to 100% of the amount paid or payable by Borrower to a manufacturer, vendor or dealer who is not an Affiliate of Borrower for each Soft Cost being financed with the proceeds of such Additional Soft Cost Loan as shown on an invoice therefor (excluding any commissions and any portion of the amount invoiced which relates to servicing or maintenance of the Soft Cost, delivery, freight and installation charges or sales taxes payable upon acquisition). Notwithstanding the foregoing, no Soft Cost shall be eligible to be financed with the proceeds of an Additional Soft Cost Loan if such item was expended, acquired or first placed in service by Borrower earlier than ninety (90) days prior to the Borrowing Date of such Additional Soft Cost Loan; provided, however, that so long as the Borrowing Date of the initial Additional Soft Cost Loan occurs within thirty (30) days of the Closing Date, Borrower may finance Soft Costs expended, acquired or first placed in service from and after January 1, 2005, at Original Cost.

(e) Section 3(b) of Part 2 of the Supplement is hereby amended and restated in its entirety as follows:

(b) Minimum Funding Amount. Except to the extent the remaining Soft Cost Loan Commitment or Additional Soft Cost Loan Commitment is a lesser amount, any Soft Cost Loans or Additional Soft Cost Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate principal amount of Twenty Five Thousand Dollars ($25,000). Borrower shall not submit a Borrowing Request for Loans more frequently than once each calendar month, provided that a Borrowing Request may request more than one type of Loan.

(f) Section 3(c) of Part 2 of the Supplement is hereby amended and restated in its entirety as follows:

(c) Repayment of Soft Cost Loans and Additional Soft Cost Loans. Principal of and interest on each Soft Cost Loan and each Additional Soft Cost Loans shall be payable as set forth in the Note (substantially in the form of Exhibit “C”) evidencing such Loan, which Note, shall provide substantially as follows. Principal and interest at the Designated Rate shall be fully amortized over a period of 30 months in equal, monthly installments, commencing after an initial 6-month period of interest-only, monthly payments. In particular, on the Borrowing Date applicable to the Soft Cost Loan or the Additional Soft Cost Loan evidenced by such Note, Borrower shall pay to Lender (i) interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Loan evidenced by such Note, for the period from such Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) a first (1st) interest only installment at a rate of 0.8333% per month, in advance, on the outstanding principal balance of the Note for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall pay interest only at a rate of 0.8333% per month, in advance, on the outstanding principal balance of this Note for the ensuing month. Commencing on the first day of the seventh full calendar month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, principal and interest at the Designated Rate shall be payable, in advance, in 30 equal consecutive installments in an amount sufficient to fully amortize the Loan(s) evidenced by such Note.

(g) Section 7(b) of Part 2 of the Supplement is hereby amended and restated in its entirety as follows:

(b) Intentionally Omitted.

(h) A new Section 7(d) is added to Part 2 of the Supplement, immediately after Section 7(c), as follows:

(d) Issuance of Warrant to Lender for Additional Commitments. As additional consideration for the making of the Additional Growth Capital Loan Commitment and Additional Equipment Loan Commitment, Lender has earned and is entitled to receive immediately upon the execution of the Amendment a warrant instrument issued by Borrower (the “Preferred Stock Warrant”) exercisable for a number of fully paid and nonassessable shares of the Borrower’s preferred stock, such shares having an aggregate exercise price of $137,500 and an initial exercise price per share as set forth therein (the “Warrant Stock Purchase Price”); provided, however, that such initial number of shares of preferred stock issuable under the Preferred Stock Warrant at the Warrant Stock Purchase Price shall be increased automatically from time to time by that number of additional shares determined by dividing (A) the product of (x) 0.055 and (y) the aggregate original principal amount of the Additional Growth Capital Loans funded by Lender by (B) the Warrant Stock Purchase Price. The Preferred Stock Warrant shall be immediately vested and exercisable at any time and from time to time through March 31, 2013. The foregoing exercise price per share and number of shares issuable upon exercise of the Preferred Stock Warrant shall also be subject to adjustment as provided therein. The Preferred Stock Warrant shall include piggyback and S-3 registration rights, anti-dilution protections reasonably satisfactory to Lender and equivalent to those rights and protections granted to the holders of the series of preferred stock for which the Preferred Stock Warrant is exercisable, and shall remain exercisable beyond any public offering of Borrower’s securities or merger transaction.

Borrower acknowledges that Lender has assigned its rights to receive the Preferred Stock Warrant to its parent, Venture Lending & Leasing IV, LLC; in connection therewith, Borrower shall issue the Preferred Stock Warrant directly to Venture Lending & Leasing IV, LLC. Upon request of Borrower, Lender shall furnish to Borrower a copy of the agreement in which Lender assigned the Preferred Stock Warrant to Venture Lending & Leasing IV, LLC.

(i) A new Section 10A is added to Part 2 of the Supplement, immediately after Section 10, as follows:

10A. Completion of Due Diligence for Additional Growth Capital Loan Commitment; Additional Equipment Loan Commitment and Additional Soft Cost Loan Commitment; Payment and Disposition of Commitment Fee associated with Additional Growth Capital Loans, Additional Equipment Loans and Additional Soft Cost Loans. As an additional condition precedent to the effectiveness of the Amendment, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s investment committee shall have approved the Additional Growth Capital Loan Commitment, the Additional Equipment Loan Commitment and Additional Soft Cost Loan Commitment. If this condition is not satisfied, Lender shall refund to Borrower the Twenty Five Thousand Dollars ($25,000.00) commitment fee previously paid to Lender on account of the Additional Growth Capital Loan Commitment, the Additional Equipment Loan Commitment and

Additional Soft Cost Loan Commitment. Lender agrees that with respect to each Additional Growth Capital Loan, Additional Equipment Loan and Additional Soft Cost Loan advanced, on the Borrowing Date applicable to such Loan, Lender shall credit against the payments due from Borrower on such date in respect of such Loan an amount equal to the product of Twenty Five Thousand Dollars ($25,000.00) and a fraction the numerator of which is the principal amount of such Loan and the denominator of which is Two Million Five Hundred Thousand Dollars ($2,500,000.00), until the aggregate amount of such credits equals but does not exceed Twenty Five Thousand Dollars ($25,000.00).

(j) A new Section 13 is added to Part 2 of the Supplement, immediately after Section 12, as follows:

13. Collateralization of Corporate Credit Card Account. Notwithstanding anything to the contrary contained in the Loan and Security Agreement and Supplement, Lender agrees that Borrower may pledge a certificate of deposit in an amount not to exceed $50,000 to a commercial bank (“Bank”) in order to collateralize a corporate credit card program. Lender further agrees that: (i) Borrower’s obligations to Bank under such corporate card program, not to exceed $50,000 in aggregate amount outstanding at any time, shall be permitted Indebtedness for all purposes of the Loan and Security Agreement; and (ii) the Liens in favor of Bank on the Credit Card Cash Collateral (hereinafter defined), securing the Indebtedness described in the preceding clause (i) shall be Permitted Liens for all purposes of the Loan and Security Agreement. “Credit Card Cash Collateral” means a certificate of deposit or time deposit account maintained at Bank in the principal amount of approximately $50,000 pledged by Borrower to Bank to secure Borrower’s obligations to Bank under a corporate credit card program arranged by Bank for the account of Borrower.

(k) Exhibit A-1, the form of Promissory Note for Growth Capital Loans and Additional Growth Capital Loans, is hereby amended and restated in its entirety by as “Exhibit A-1” attached to this Amendment.

(l) Exhibit A-2, the form of Promissory Note for Equipment Loans, is hereby amended and restated in its entirety by as “Exhibit A-2” attached to this Amendment.

(m) Exhibit A-3, the form of Promissory Note for Soft Cost Loans, is hereby amended and restated in its entirety by as “Exhibit A-3” attached to this Amendment.

(n) Exhibit “B” to the Supplement, the form of Borrowing Request, is hereby amended and restated in its entirety by Exhibit “B” attached to this Amendment.

2. Effectiveness of Amendment; Continued Effect of Original Agreement.

2.1 Continued Effect of Original Agreement. All provisions of the Loan and Security Agreement, Supplement and other Loan Documents, except as modified by this Amendment, shall remain in full force and effect. This Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Loan Documents.

2.2 Interpretation of Amendment. In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Loan Documents, the provisions of this Amendment shall govern and control.

2.3 Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of Lender:

(a) This Amendment and the Preferred Stock Warrant, substantially in the form attached hereto as Exhibit “C”, shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to Lender.

(b) All action on the part of Borrower necessary for the valid execution, delivery and performance by Borrower of this Amendment and the Preferred Stock Warrant shall have been duly and effectively taken; and Lender shall have received a Secretary’s Certificate executed by the Secretary of Borrower, which shall certify that attached thereto is a complete and correct copy of resolutions duly adopted by Borrower’s Board of Directors, which resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of the date hereof, and which resolutions authorize and ratify any actions previously, concurrently, or subsequently taken by Borrower with respect to the execution and performance of this Amendment and the matters contemplated herein.

(c) Lender shall have received a legal opinion of Borrower’s counsel, substantially in the form attached hereto as Exhibit “D”, covering the authority and enforceability of this Amendment and the Preferred Stock Warrant.

2.4 Borrower’s Representations. Borrower hereby represents and warrants to Lender that: Borrower has full corporate power and authority to execute and deliver this Amendment, and to perform the obligations of its part to be performed thereunder and under the Loan Agreement and the Supplement as amended hereby; Borrower has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this Amendment and each of the documents described herein; no consent or approval of any person, no waiver of any lien or similar right, and no consent, license, approval or authorization of any governmental authority or agency is or will be required in connection with the execution or delivery by Borrower of this Amendment or the performance by Borrower of the Loan Agreement and the Supplement as amended hereby; and this Amendment and the Loan Agreement and the Supplement as amended hereby are, or upon delivery thereof to Lender will be, the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

3. Miscellaneous.

3.1 Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

3.2 Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without regard to conflicts of law principles.

3.3 Amendments and Waivers. Any term of this Amendment may be amended and the observance of any term of this Amendment may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Borrower and Lender.

3.4 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Amendment shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Amendment, or the validity, legality, or enforceability of such provision in any other jurisdiction.

3.5 Entire Agreement. This Amendment and the Loan Documents and the exhibits and schedules hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

3.6 Fees and Costs. All legal fees and costs incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the Preferred Stock Warrant shall be reimbursed by Borrower upon demand.

3.7 Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one and the same instrument.

3.8 Further Assurances. Each party to this Amendment shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Supplement to be duly executed as of the date and year first written above.

ENTEROMEDICS INC.

By:	/s/ Mark B. Knudson
Name:	Mark Knudson
Title:	President

VENTURE LENDING & LEASING IV, INC.

By:	/s/ Ronald W. Swenson
Name:	Ronald W. Swenson
Title:	Chief Executive Officer

EXHIBIT “A-1”

FORM OF PROMISSORY NOTE

(Growth Capital Loans and Additional Growth Capital Loans)

[Note No. X-XXX]

$	, 2004
San Jose, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING IV, INC., a Maryland corporation (“Lender”), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to [the Prime Rate (as defined in the Loan Agreement referred to below) as published on the Business Day on which Lender prepares this Note following Borrower’s submission of the Borrowing Request therefor, plus 1.99% but not less than 6.49%) (the “Designated Rate”), except as otherwise provided herein, according to the payment schedule described herein, and a Terminal Payment in the sum of [5.00% of face amount of Loan] Dollars ($                    ) payable on the Maturity Date.

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of December 1, 2004, as amended by an Amendment No. 1 to Supplement dated as of September     , 2005, between Borrower and Lender (as the same have been and may be amended from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay (i) if the Borrowing Date is not the first day of the month, interest only at a rate per month equal to 0.9166%, in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]; (ii) interest at a rate per month equal to 0.9166%, in advance, on the outstanding principal balance of this Note for the month of              [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at a rate per month equal to 0.9166% on the principal balance outstanding hereunder.

Commencing on the first day of the seventh full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in twenty-four (24) equal consecutive installments of                                          Dollars ($                    ) each. The Terminal Payment and unpaid expenses, fees, interest and principal amount shall be due and payable on              200  .]

This Note may be voluntarily prepaid only as permitted under Section 5 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

ENTEROMEDICS INC.

By:
Name:
Its:

EXHIBIT “A-2”

FORM OF PROMISSORY NOTE

(Equipment Loans and Additional Equipment Loans)

[Note No. X-XXX]

$	, 2004
San Jose, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING IV, INC., a Maryland corporation (“Lender”), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to [the Prime Rate (as defined in the Loan Agreement referred to below) as published on the Business Day on which Lender prepares this Note following Borrower’s submission of the Borrowing Request therefor, plus 2.023% but not less than 6.523%) (the “Designated Rate”), except as otherwise provided herein, according to the payment schedule described herein, and a Terminal Payment in the sum of [5.00% of face amount of Loan] Dollars ($                    ) payable on the Maturity Date

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of December 1, 2004, as amended by an Amendment No. 1 to Supplement dated as of September     , 2005, between Borrower and Lender (as the same have been and may be amended from time to time, the “Loan Agreement”). The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay (i) if the Borrowing Date is not the first day of the month, interest only at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]; (ii) interest at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the month of              [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at a rate per month equal to 0.8333% on the principal balance outstanding hereunder.

Commencing on the first day of the seventh full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in thirty (30) equal consecutive installments of                                          Dollars ($                    ) each. The Terminal Payment and unpaid expenses, fees, interest and principal amount shall be due and payable on              200  .]

This Note may be voluntarily prepaid only as permitted under Section 5 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

ENTEROMEDICS INC.

By:
Name:
Its:

EXHIBIT “A-3”

FORM OF PROMISSORY NOTE

(Soft Cost Loans and Additional Soft Cost Loans)

[Note No. X-XXX]

$	, 2004
San Jose, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING IV, INC., a Maryland corporation (“Lender”), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to [the Prime Rate (as defined in the Loan Agreement referred to below) as published on the Business Day on which Lender prepares this Note following Borrower’s submission of the Borrowing Request therefor, plus 5.46% but not less than 9.96%) (the “Designated Rate”), except as otherwise provided herein, according to the payment schedule described herein.

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of December 1, 2004, as amended by an Amendment No. 1 to Supplement dated as of September     , 2005, between Borrower and Lender (as the same have been and may be amended from time to time, the “Loan Agreement”). The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

On the Borrowing Date, Borrower shall pay (i) if the Borrowing Date is not the first day of the month, interest only at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]; (ii) interest at a rate per month equal to 0.8333%, in advance, on the outstanding principal balance of this Note for the month of              [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at a rate per month equal to 0.8333% on the principal balance outstanding hereunder.

Commencing on the first day of the seventh full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in thirty (30) equal consecutive installments of                                          Dollars ($                    ) each.

This Note may be voluntarily prepaid only as permitted under Section 5 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

ENTEROMEDICS INC.

By:
Name:
Its:

EXHIBIT “B”

FORM OF BORROWING REQUEST

[Date]

Venture Lending & Leasing IV, Inc.

2010 North First Street, Suite 310

San Jose, CA 95131

Re:	EnteroMedics Inc.

Gentlemen:

Reference is made to the Loan and Security Agreement dated as of December 1, 2004, as amended by an Amendment No. 1 to Supplement dated as of September     , 2005 (as the same have been and may be amended from time to time, the “Loan Agreement”, the capitalized terms used herein as defined therein), between Venture Lending & Leasing IV, Inc. and EnteroMedics Inc. (the “Company”).

The undersigned is the                                          of the Company, and hereby requests on behalf of the Company a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The type(s) of the proposed Loan is/are [an Equipment Loan][a Soft Cost Loan][a Growth Capital Loan] [an Additional Growth Capital Loan] [an Additional Equipment Loan][an Additional Soft Cost Loan]. The amount of the proposed Loan is                                          and   /100 Dollars ($                    ). The Borrowing Date of the proposed Loan is             , 200  .

2. [If an Additional Equipment Loan or an Additional Soft Cost Loan] The Eligible Equipment and/or Soft Costs, as applicable, to be financed with the proceeds of the Loan are described, and are or will be located at the address(es) shown on the attached Schedule 1 or amendment or supplement to Schedule 1, which is hereby incorporated by reference in and made a part of the Loan Agreement. The requested amount of the Loan does not exceed the aggregate of one hundred percent (100%) of the amount paid or payable by Company to a non-affiliated manufacturer, vendor or dealer for such items of Eligible Equipment and/or Soft Costs as shown on an invoice therefor. No item of Eligible Equipment or Soft Costs has been owned or was incurred by Company earlier than 90 days before the proposed Borrowing Date[; or January 1, 2005 with respect to the initial Loan only if funded within 30 days of the Closing Date]

3. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of the Company contained in Article 3 of the Loan Agreement are true and correct in all material respects, and the conditions precedent described in Article 4 of the Loan Agreement have been met.

4. No event that has had or could reasonably be expected to have a Material Adverse Change has occurred.

5. The Company’s most recent financial projections dated                     , as approved by the Company’s Board of Directors on                     , are enclosed herewith unless such financial projections have been previously furnished to Lender.

The Company shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

EnteroMedics Inc.

Name:
Title:*

*	Must be executed by Borrower’s Chief Financial Officer or other executive officer.

Schedule 1 to the Loan and Security Agreement

Description of Equipment and Soft Costs

Quantity	Article	Make	Year Mfg.	Model/ Serial #	Location	✓if Soft Cost

See attached continuation to Schedule 1

together with all improvements, replacements, accessions and additions thereto, wherever located, and all Proceeds thereof arising from the sale, lease, rental or other use or disposition of any such property, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

EXHIBIT “C”

FORM OF PREFERRED STOCK WARRANT

EXHIBIT “D”

FORM OF LEGAL OPINION